Exhibit 10.11
Execution Version
Notwithstanding anything herein to the contrary, the liens and security interests granted to Agent pursuant to this Agreement, and the exercise of any right or remedy by Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of October 5, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Agent, as ABL Agent, the Notes Agents, and the Grantors from time to time party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control. Any reference to “priority” or words of similar effect in describing any of the security interests created hereunder shall be understood to refer to such priority as set forth in the Intercreditor Agreement. All representations, warranties and covenants in this Agreement shall be subject to the provisions and qualifications set forth in this paragraph.
SECURITY AND PLEDGE AGREEMENT
This SECURITY AND PLEDGE AGREEMENT (this “Agreement”), is entered into as of October 5, 2011, by and among the Grantors listed on the signature pages hereof and those additional Persons that hereafter become parties hereto by executing a Joinder (as defined below) (each, a “Grantor”, and collectively, the “Grantors”), and WELLS FARGO CAPITAL FINANCE, LLC (“WFCF”), in its capacity as agent for the Secured Parties (as defined below) (in such capacity, together with its successors and assigns in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among HORIZON LINES, INC., a Delaware corporation (“Parent”), HORIZON LINES, LLC, a Delaware limited liability company, as borrower (“Borrower”), the lenders party thereto (such lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and
WHEREAS, Agent has agreed to act as agent for the benefit of the Secured Parties in connection with the transactions contemplated by the Credit Agreement and this Agreement; and
WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents and to induce the Lender Group to make financial accommodations to Borrower as provided for in the Credit Agreement, the Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations.
NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1. Defined Terms. All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement or, if not defined in the Credit Agreement, the meanings ascribed thereto in the Intercreditor Agreement. Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided, however, that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:
(a) “ABL Priority Collateral” has the meaning specified therefore in the Intercreditor Agreement.
(b) “Account” means an account (as that term is defined in Article 9 of the Code).

(c) “Account Debtor” means an account debtor (as that term is defined in the Code).
(d) “Activation Instruction” has the meaning specified therefor in Section 6(k).
(e) “Agent” has the meaning specified therefor in the preamble to this Agreement.
(f) “Agent’s Liens” has the meaning specified therefor in the Credit Agreement.
(g) “Agreement” has the meaning specified therefor in the preamble to this Agreement.
(h) “Bank Product Obligations” has the meaning specified therefor in the Credit Agreement.
(i) “Bank Product Provider” has the meaning specified therefor in the Credit Agreement.
(j) “Bankruptcy Code” has the meaning specified therefor in the Credit Agreement.
(k) “Books” means books, records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information), ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

(l) “Borrower” has the meaning specified therefor in the recitals to this Agreement.
(m) “Business Day” has the meaning specified therefor in the Credit Agreement.
(n) “Cash Equivalents” has the meaning specified therefor in the Credit Agreement.
(o) “Chassis” means equipment consisting of bare chassis (as customarily defined in the container shipping and transportation industry) utilized for purposes of container transportation.
(p) “Chartered Vessel” has the meaning specified therefor in the Credit Agreement.
(q) “Chartered Vessel Documents” has the meaning specified therefor in the Credit Agreement.
(r) “Chattel Paper” means chattel paper (as that term is defined in the Code), and includes tangible chattel paper and electronic chattel paper.
(s) “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” means the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.
(t) “Collateral” has the meaning specified therefor in Section 2.
(u) “Collateral Support” means all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.
(v) “Collections” has the meaning specified therefor in the Credit Agreement.
(w) “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 2.
(x) “Control Agreement” has the meaning specified therefor in the Credit Agreement.
(y) “Controlled Account” has the meaning specified therefor in Section 6(k).

(z) “Controlled Account Agreements” means those certain cash management agreements, in form and substance reasonably satisfactory to Agent, each of which is executed and delivered by a Grantor, Agent, and one of the Controlled Account Banks.
(aa) “Controlled Account Bank” has the meaning specified therefor in Section 6(k).
(bb) “Copyrights” means any and all rights in any works of authorship, including (i) copyrights and moral rights, (ii) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 3, (iii) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements, misappropriations, and violations thereof, (iv) the right to sue for past, present, and future infringements, misappropriations, and violations thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.
(cc) “Copyright Security Agreement” means each Copyright Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit A.
(dd) “CoT Chassis” means Chassis, but only if the perfection of a security interest in such chassis is subject to a certificate of title statute that provides for such security interest to be indicated on such certificate of title as a condition or result of perfection.
(ee) “Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.
(ff) “Deposit Account” means a deposit account (as that term is defined in the Code).
(gg) “Documents” means documents (as that term is defined in the Code).
(hh) “Equipment” means (i) any and all equipment (as that term is defined in the Code), and (ii) all Vessels (regardless of whether classified as equipment under the Code).
(ii) “Event of Default” has the meaning specified therefor in the Credit Agreement.
(jj) “Excluded Accounts” means (a) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for Parent’s or its Subsidiaries’ employees, and (b) other Deposit Accounts, so long as (i) the balance of each such Deposit Account is transferred to a Deposit Account that is subject to a Control Agreement not less than once during every five (5) Business Days and (ii) the balance in any such Deposit Account does not exceed $2,000,000 for more than one (1) Business Day and the balance in all such Deposit Accounts does not exceed $5,000,000 for more than one (1) Business Day, but in any event, the balance in all such Deposit Accounts does not exceed $10,000,000 at any time.

(kk) “Excluded Assets” means:
(i) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, or license agreement with respect thereto, the grant of a security interest or lien therein is validly prohibited, including, but not limited to, (A) any Capital Construction Fund Agreement entered into between any Loan Party and the United States of America under 46 U.S.C. Chapter 535, (B) the Fund (as defined in any such Capital Construction Fund Agreement) permitted hereunder and established pursuant to 46 U.S.C. Chapter 535, and (C) any assets in any such Fund to the extent such assets are permitted to be deposited therein or otherwise exist therein under the terms of the Loan Documents, and, in each case, to the extent and for so long as such Capital Construction Fund Agreement validly prohibits a Lien on such agreement, Fund or assets in favor of Agent or any other Person; provided that (x) the Grantors shall notify Agent of the existence of any Deposit Account or Securities Account related thereto otherwise in accordance with the terms of the Loan Documents, along with a written statement as to whether such Deposit Account or Securities Account constitutes Excluded Assets and (y) if such Deposit Account or Securities Account constitutes Excluded Assets, the Grantors shall promptly notify Agent if at any time such Deposit Account or Securities Account thereafter no longer constitutes Excluded Assets);
(ii) (A) any interest in, to or under any Vessel (which term, for purposes of this clause (ii), shall include the Stock of a Person substantially all of the assets of which is a Vessel, as the context may require but which, for the avoidance of doubt, shall exclude any Vessel identified as a “Mortgaged Vessel” on Schedule 7a)that is or will be subject to a Lien permitted by clause (bb) of the definition of “Permitted Lien” in the Credit Agreement in favor of the United States as collateral for guarantees issued under 46 U.S.C. Chapter 537, (B) any “escrow fund” (as such term is used in 46 U.S.C. § 53715) permitted under the terms of the Loan Documents and established pursuant to 46 U.S.C. § 53715, (C) any “deposit fund” (as such term is used in 46 U.S.C. § 53716) permitted under the terms of the Loan Documents and established pursuant to 46 U.S.C. § 53716, and (D) any assets in any such “escrow fund” or “deposit fund” to the extent such assets are permitted to be deposited therein or otherwise exist therein under the terms of the Loan Documents; provided that in each case of this clause (ii), such assets or such “escrow fund” or “deposit fund”, as the case may be, shall constitute “Excluded Assets” only to the extent and for so long as such statutes or the United States validly prohibits a Lien on such assets or such “escrow fund” or “deposit fund” in favor of Agent or any other Person and the Grantors shall notify Agent of the existence of any Deposit Account or Securities Account related thereto otherwise in accordance with the terms of the Loan Documents, along with a written statement as to whether such Deposit Account or Securities Account constitute Excluded Assets; provided, further, that if any asset or “escrow fund” or “deposit fund” constituting an Excluded Asset as of the date hereof shall cease to be an Excluded Asset the Grantors shall promptly notify Agent that such asset or “escrow fund” or “deposit fund” is no longer an “Excluded Asset”;
(iii) Equipment or other assets owned by any Loan Party on the date hereof or hereafter acquired that are subject to a Lien securing a purchase money obligation or Capital Lease obligation permitted to be incurred pursuant to the provisions of the Credit Agreement to the extent the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money obligation or Capital Lease obligation) validly prohibits the creation of any other Lien on such Equipment or assets;

(iv) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the PTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral;
(v) capital Stock (A) of any Subsidiary of a Foreign Subsidiary or (B) of any Domestic Subsidiary, to the extent such Domestic Subsidiary’s only assets are the capital Stock of a Foreign Subsidiary and such pledge would result in material adverse federal tax consequences to the Parent, and any Foreign Subsidiary of such Domestic Subsidiary;
(vi) any voting Stock that is issued by a Foreign Subsidiary (that is a corporation for United States federal income tax purposes) and owned by Parent or any Grantor, if and to the extent that the inclusion of such voting security in the Collateral would cause the Collateral pledged by Parent or such Grantor, as the case may be, to include in the aggregate more than 65% of the total combined voting power of all classes of voting securities of such Foreign Subsidiary;
(vii) any property or assets owned by any Subsidiary of Parent which is not a Grantor;
(viii) any assets other than ABL Priority Collateral which do not secure Notes Obligations
(ix) any assets or other property, the granting or perfection of a Lien which is expressly prohibited by applicable law;
provided that (A) the foregoing exclusions (other than clauses (iv), (v), (vi), (vii) and (viii)) shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, or (2) to apply to the extent that such prohibition is not terminated or any consent or waiver has been obtained that would permit Agent’s security interest or lien notwithstanding the prohibition or restriction on the pledge of such assets and (B) the foregoing exclusions (other than clauses (iv), (vii) and (viii)) shall in no way be construed to limit, impair, or otherwise affect any of Agent’s, any other member of the Lender Group’s or any Bank Product Provider’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, license agreement, or Stock (including any Accounts or Stock), or (2) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, license agreement, or Stock.
(ll) “Fixtures” means fixtures (as that term is defined in the Code).

(mm) “Foreign Subsidiary” has the meaning specified therefor in the Credit Agreement.
(nn) “General Intangibles” means general intangibles (as that term is defined in the Code), and includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.
(oo) “Grantor” and “Grantors” have the respective meanings specified therefor in the preamble to this Agreement.
(pp) “Guaranty” has the meaning specified therefor in the Credit Agreement.
(qq) “Insolvency Proceeding” has the meaning specified therefor in the Credit Agreement.
(rr) “Intellectual Property” means any and all (i) Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof, (ii) all copies and embodiments of any of the foregoing (in whatever form or medium), (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements, misappropriations, or violations thereof, (iv) the right to sue for past, present, and future infringements, misappropriations, or violations thereof, and (v) all rights corresponding thereto throughout the world.
(ss) “Intellectual Property Licenses” means, with respect to any Person (the “Specified Party”), (i) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, (ii) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (A) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (B) the license agreements listed on Schedule 3, and (C) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Secured Parties’ rights under the Loan Documents, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect to clauses (i) and (ii) above, including payments thereunder and damages and payments for past, present, or future infringements, misappropriations, and violations thereof, (iv) the right to sue for past, present, and future breach, or violations thereof, and (v) all rights corresponding thereto throughout the world.

(tt) “Intercreditor Agreement” has the meaning specified therefor in the Credit Agreement.
(uu) “Inventory” means inventory (as that term is defined in the Code).
(vv) “Investment Related Property” means (i) any and all investment property (as that term is defined in the Code), and (ii) any and all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.
(ww) “Joinder” means each Joinder to this Agreement executed and delivered by Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.
(xx) “Lender Group” has the meaning specified therefor in the Credit Agreement.
(yy) “Lender” and “Lenders” have the respective meanings specified therefor in the recitals to this Agreement.
(zz) “Lien” has the meaning specified therefor in the Credit Agreement.
(aaa) “Loan Document” has the meaning specified therefor in the Credit Agreement.
(bbb) “Material Adverse Change” has the meaning specified therefor in the Credit Agreement.
(ccc) “Mortgage” means a mortgage, deed of trust, or deed to secure debt, in form and substance reasonably satisfactory to Agent.
(ddd) “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code) and Pledged Notes.
(eee) “Notes Agent” has the meaning specified therefore in the Intercreditor Agreement.
(fff) “Notes Obligations” has the meaning specified therefore in the Intercreditor Agreement
(ggg) “Obligations” has the meaning specified therefor in the Credit Agreement.

(hhh) “Parent” has the meaning specified therefor in the recitals to this Agreement.
(iii) “Patents” means patents and patent applications, including (i) the patents and patent applications listed on Schedule 3, (ii) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements, misappropriations, or violations thereof, (iv) the right to sue for past, present, and future infringements, misappropriations, or violations thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.
(jjj) “Patent Security Agreement” means each Patent Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit B.
(kkk) “Permitted Liens” has the meaning specified therefor in the Credit Agreement.
(lll) “Person” has the meaning specified therefor in the Credit Agreement.
(mmm) “Pledged Companies” means each Person listed on Schedule 4 as a “Pledged Company”, together with each other Person, all or a portion of whose Stock is acquired or otherwise owned by a Grantor after the Closing Date.
(nnn) “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Stock listed on Schedule 4 and all other Stock now owned or hereafter acquired by such Grantor, regardless of class or designation, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.
(ooo) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit D.
(ppp) “Pledged Notes” means all of each Grantor’s right, title and interest in and to all of the promissory notes listed on Schedule 4 and all other promissory notes now owned or hereafter acquired by such Grantor, and all substitutions therefor and replacements thereof and all proceeds thereof and all rights relating thereto.
(qqq) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(rrr) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.
(sss) “Proceeds” has the meaning specified therefor in Section 2.
(ttt) “PTO” means the United States Patent and Trademark Office.
(uuu) “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.
(vvv) “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.
(www) “Rescission” has the meaning specified therefor in Section 6(k).
(xxx) “Secured Notes Priority Collateral” has the meaning specified therefor in the Credit Agreement.
(yyy) “Secured Obligations” means each and all of the following: (a) all of the present and future obligations of each of the Grantors arising from, or owing under or pursuant to, this Agreement, the Credit Agreement, or any of the other Loan Documents (including any Guaranty), (b) all Bank Product Obligations, and (b) all other Obligations of Borrower (including, in the case of each of clauses (a), (b) and (c) reasonable and documented attorneys’, agents’ and professional advisors’ fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding).
(zzz) “Secured Parties” means, collectively, Agent, the Lender Group and the Bank Product Providers.
(aaaa) “Securities Account” means a securities account (as that term is defined in the Code).
(bbbb) “Security Interest” has the meaning specified therefor in Section 2.
(cccc) “Stock” has the meaning specified therefor in the Credit Agreement.
(dddd) “Supporting Obligations” means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Related Property.
(eeee) “Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (i) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 3, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements, misappropriations, violations, or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.

(ffff) “Trademark Security Agreement” means each Trademark Security Agreement executed and delivered by Grantors, or any of them, and Agent, in substantially the form of Exhibit C.
(gggg) “Trigger Period” has the meaning specified therefor in the Credit Agreement
(hhhh) “URL” means “uniform resource locator,” an internet web address.
(iiii) “Vehicles” means Chassis, motor vehicles and other assets subject to a certificate of title statute (other than Vessels).
(jjjj) “Vessel” means any watercraft or other artificial contrivance used, or capable of being used, as a means of transportation on water which is owned by and registered in the name of any of the Grantors or leased by any of the Grantors pursuant to a lease on a demise or bareboat charter basis or pursuant to an operating agreement constituting a capital lease obligation, including all spares, equipment, and any additional improvements associated with such watercraft or contrivance.
(kkkk) “Vessel Fleet Mortgage” means the mortgage or other security document granting a Lien on a Vessel owned and registered in the name of a Grantor. The Vessel Fleet Mortgage shall be substantially in the form attached hereto as Exhibit E.
2. Grant of Security. Each Grantor hereby unconditionally grants to Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest (hereinafter referred to as the “Security Interest”) in all of such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):
(a) all of such Grantor’s Accounts;
(b) all of such Grantor’s Books;
(c) all of such Grantor’s Chattel Paper;
(d) all of such Grantor’s Deposit Accounts;
(e) all of such Grantor’s Goods, Equipment and Fixtures;
(f) all of such Grantor’s General Intangibles;

(g) all of such Grantor’s Intellectual Property and Intellectual Property Licenses;
(h) all of such Grantor’s Documents;
(i) all of such Grantor’s Inventory;
(j) all of such Grantor’s Investment Related Property;
(k) all of such Grantor’s Negotiable Collateral;
(l) all of such Grantor’s Supporting Obligations;
(m) all of such Grantor’s Commercial Tort Claims;
(n) all of such Grantor’s Vehicles;
(o) all of such Grantor’s money or Cash Equivalents or other assets of such Grantor that now or hereafter comes into existence, whether or not in the possession, custody, or control of Agent (or its agent or designee) or any other Secured Party; and
(p) all of the proceeds (as such term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Collateral Support, Deposit Accounts, Equipment, Fixtures, General Intangibles, Goods, Intellectual Property, Intellectual Property Licenses, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, Vehicles, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” also includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Related Property.
Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include Excluded Assets. None of the covenants or representations and warranties herein or in any other collateral document shall be deemed to apply to any property constituting Excluded Assets.

3. Security for Secured Obligations. The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement also secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Secured Parties or any of them, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding.
4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any other Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the Secured Parties shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the Secured Parties be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or any other Loan Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and continuance of an Event of Default and (ii) Agent has notified the applicable Grantor of Agent’s election to exercise such rights with respect to the Pledged Interests pursuant to Section 15.
5. Representations and Warranties. Each Grantor hereby represents and warrants to Agent, for the benefit of the Secured Parties, that as of the Closing Date:
(a) The exact legal name of each Grantor, type of entity of each Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Schedule 1.
(b) Each Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Schedule 1.
(c) Schedule 1 sets forth all Real Property owned or leased by any of the Grantors.
(d) Schedule 2 sets forth all Commercial Tort Claims of any Grantor for which the expected amount recoverable exceeds $1,000,000.

(e) Schedule 3 provides a complete and correct list of (i) all registered Copyrights owned by any Grantor and all applications for registration of Copyrights owned by any Grantor; (ii) all Intellectual Property Licenses entered into by any Grantor pursuant to which (A) any Grantor has provided any license or other rights in Intellectual Property that is material to the business of such Grantor owned or controlled by such Grantor to any other Person other than non-exclusive licenses granted in the ordinary course of business or (B) any Person has granted to any Grantor any exclusive license or other rights in Intellectual Property owned or controlled by such Person that is material to the business of such Grantor, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor, other than licenses of commercially-available software; (iii) all Patents owned by any Grantor and all applications for Patents owned by any Grantor; and (iv) all registered Trademarks owned by any Grantor, all applications for registration of Trademarks owned by any Grantor, and all other Trademarks owned by any Grantor and material to the conduct of the business of any Grantor.
(f) (i) each Grantor owns exclusively or holds licenses in, or otherwise has the rights to use, all Intellectual Property that is necessary to the conduct of its business;
(ii) to each Grantor’s knowledge after reasonable inquiry, no Person has infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights owned by such Grantor, in each case, that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Change;
(iii) (A) to each Grantor’s knowledge after reasonable inquiry, (1) such Grantor has not in the past six (6) years infringed or misappropriated and is not currently infringing or misappropriating any Intellectual Property rights of any Person, and (2) no product manufactured, used, distributed, licensed, or sold by or service provided by such Grantor has in the past six (6) years infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change, and (B) there are no pending, or to any Grantor’s knowledge after reasonable inquiry, threatened infringement or misappropriation claims or proceedings pending against any Grantor, and no Grantor has received any notice or other communication of any actual or alleged infringement or misappropriation of any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change;
(iv) to each Grantor’s knowledge after reasonable inquiry, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Grantor and necessary in the conduct of its business are valid, subsisting and enforceable and in compliance with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect , and
(v) each Grantor has taken reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Grantor that are material to the business of such Grantor.

(g) (g) This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code or the delivery of Control Agreements with respect to Deposit Accounts and Securities Accounts, all filings and other actions necessary to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 5, or the delivery of Control Agreements with respect to each of the Deposit Accounts and Securities Accounts listed on Schedule 8. Upon the making of such filings and the delivery of such Control Agreements, Agent shall have (a) a perfected security interest in and upon the Secured Notes Priority Collateral (subject only to Permitted Liens) to the extent such security interest can be perfected by the filing of a financing statement or the delivery of a Control Agreement and (b) a perfected security interest in and upon the ABL Priority Collateral (subject only to Permitted Liens) to the extent such security interest can be perfected by the filing of a financing statement or the delivery of a Control Agreement, in each case, with the Lien priorities set forth in the Intercreditor Agreement (subject, in each case, only to Permitted Liens and the relative priorities thereof). Upon filing of the Copyright Security Agreement with the United States Copyright Office, filing of the Patent Security Agreement and the Trademark Security Agreement with the PTO, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 5, all action necessary to protect and perfect the Security Interest in the United States in and on each Grantor’s Patents, Trademarks, or Copyrights has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor.
(h) Schedule 4 provides a complete and correct list of all Stock owned by any Grantor and all other investment property owned by any Grantor.
(i) (i) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 4 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the date hereof; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid, nonassessable, and, to the extent that (x) the such Pledged Interests are “securities” for purposes of Articles 8 and 9 of the Code or (y) the applicable Pledged Company has elected to have such Pledged Interests treated as “securities” for such purposes, certificated and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of such Grantor identified on Schedule 4 as supplemented or modified by any Pledged Interests Addendum or any Joinder to this Agreement; (iii) such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to Agent as provided herein; (iv) all actions necessary to perfect and establish, or otherwise protect, Agent’s Liens in the Investment Related Property, and the proceeds thereof, will have been duly taken, upon (A) the execution and delivery of this Agreement; (B) the taking of possession by Agent (or its agent or designee) of any certificates representing the Pledged Interests, together with undated powers (or other documents of transfer acceptable to Agent) endorsed in blank by the applicable Grantor; (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 5 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, and any securities entitlements or other financial assets credited thereto, the delivery of Control Agreements with respect thereto; and (v) subject to the Intercreditor Agreement, each Grantor has delivered to and deposited with Agent all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer acceptable to Agent) endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(j) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required (x) in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally and (y) in connection with the voting or disposition of Pledged Interests or any other Collateral in order to comply with applicable law and for the Grantors to maintain their qualification as “citizens of the United States” within the meaning of 46 U.S.C. § 50501 (a) and (d), qualified to operate in the coastwise trade of the United States. No Intellectual Property License of any Grantor that is necessary to the conduct of such Grantor’s business requires any consent of any other Person in order for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to such Intellectual Property License.
(k) [Reserved].
(l) Schedule 7a sets forth for each Vessel, (a) its name, (b) its owner, (c) the arrangements (including intercompany arrangements) pursuant to which the Vessel is chartered or operated by any Grantor, (d) its class description, (e) the name of its classification society, (f) its shipyard and year in which the Vessel was constructed and (g) any and all applicable Chartered Vessel Documents. Except as could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change, the Grantors own or are licensed or otherwise have the right to use all Vessels. Except as could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change, each Vessel (i) is adequate and suitable for use by such Grantor in its business as presently conducted by it, ordinary wear and tear and depreciation excepted; (ii) is seaworthy for hull and machinery insurance warranty purposes; (iii) is insured in accordance with the Vessel Fleet Mortgage and each of the arrangements pursuant to which the Vessel is chartered or operated by each Grantor as such mortgage and such arrangements are set forth in Schedule 7b; (iv) is in compliance with any applicable Chartered Vessel Documents covering such Vessel; (v) is in compliance with all Federal, state, local or foreign statutes, laws, regulations, ordinances, rules, judgments, orders, code and decrees, or rule of common law as are applicable to Vessels documented under U.S. flag and is operated by a Grantor in accordance with past practice; (vi) in the case of a Vessel that is owned by a Grantor, is properly documented under the U.S. flag; (vii) in the case of a Chartered Vessel that is operated in the coastwise trade of the United States, assuming that the relevant owner participant, the relevant owner trustee and Shipco under the applicable Chartered Vessel Documents for such Chartered Vessel are “citizens of the United States” within the meaning of 46 U.S.C. § 50501 (a) and (d), qualified to operate in the coastwise trade of the United States, is properly documented under the U.S.

flag; (viii) in the case of a Chartered Vessel that is not operated in the coastwise trade of the United States, assuming that the shipowner of such Chartered Vessel under the applicable Chartered Vessel Documents for such Vessel is qualified to document a vessel under 46 U.S.C. § 12103, is properly documented under the U.S. flag; and (xi) is in compliance with the requirements of its present class and classification society except as noted in Schedule 7c. As of the Closing Date, all of the Vessels are in class. The Vessel Fleet Mortgage in favor of Agent, for the benefit of the Secured Parties, is effective to create a legal, valid and enforceable Lien on all the applicable mortgagor’s right, title and interest in and to the whole of the Vessels covered thereby and the proceeds thereof, and when the Vessel Fleet Mortgage is filed for recording, and recorded, with the National Vessel Documentation Center of the United States Coast Guard, the Vessel Fleet Mortgage shall constitute, as of the date and time of filing, a fourth “preferred mortgage” on the Mortgaged Vessels covered thereby in favor of Agent for the benefit of the Secured Parties under Chapter 313 of Title 46 of the United States Code, as amended, having the effect and with the priority provided under such law, subject only to Permitted Liens.
(m) Schedule 8 provides a complete and correct list of all of the Deposit Accounts and Securities Accounts owned by any Grantor.
(n) To each Grantor’s knowledge, there is no default, breach, violation, or event of acceleration existing under any Pledged Note and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation, or event of acceleration under any Pledged Note. No Grantor that is an obligee under a Pledged Note has waived any default, breach, violation, or event of acceleration under such Pledged Note.
(o) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents and warrants that the Pledged Interests issued pursuant to such agreement (A) are not dealt in or traded on securities exchanges or in securities markets, (B) do not constitute investment company securities, and (C) are not held by such Grantor in a securities account.
(p) Schedule 9 provides a complete and correct list of all of the Negotiable Collateral owned by any Grantor.
6. Covenants. Each Grantor, jointly and severally, covenants and agrees with Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 it shall comply with each of the following terms:
(a) Possession of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, in each case, having an aggregate value or face amount of $1,000,000 or more, the Grantors shall promptly (and in any event within three (3) Business Days after receipt thereof), notify Agent in writing thereof, and if and to the extent that perfection or priority of Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within ten (10) Business Days or such longer period as Agent may agree), shall endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Agent, together with such undated powers (or other relevant document of transfer acceptable to Agent) endorsed in blank as shall be requested by Agent, and shall execute such other documents and instruments as shall be reasonably requested by Agent and do such other acts or things reasonably deemed necessary by Agent to protect Agent’s security interest therein;

(b) Chattel Paper.
(i) Promptly after acquiring any electronic Chattel Paper with an aggregate value or face amount equal to or in excess of $1,000,000 (and in any event within three (3) Business Days after receipt thereof) each Grantor shall notify Agent in writing thereof, and shall promptly (and in any event within ten (10) Business Days or such longer period as Agent may agree) after request by Agent, each Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic Chattel Paper equals or exceeds $1,000,000; and
(ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement promptly upon the request of Agent, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Wells Fargo Capital Finance, LLC, as Agent for the benefit of the Secured Parties (as each such capitalized terms are defined in that certain Security and Pledge Agreement, dated as of October 5, 2011, by and among Horizon Lines, In. and the other Grantors identified therein and Wells Fargo Capital Finance, as Agent)”;
(c) Control Agreements.
(i) Each Grantor shall obtain an authenticated Control Agreement (which may include a Controlled Account Agreement), from each bank maintaining a Deposit Account (other than any Excluded Account) for such Grantor, and which will provide Agent with “control” (as such term is used in Article 9 of the Code) over each such Deposit Account;
(ii) Except to the extent otherwise excused by the Loan Documents (including Section 3.6 of the Credit Agreement with respect to Securities Accounts existing on the Closing Date), each Grantor shall obtain an authenticated Control Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor and which provides Agent with “control” (as such term is used in Articles 8 and 9 of the Code) over such uncertificated securities, financial assets or commodities;
(iii) Except to the extent otherwise excused by the Loan Documents, each Grantor shall obtain an authenticated Control Agreement with respect to all of such Grantor’s investment property and which provides Agent with “control” (as such term is used in Articles 8 and 9 of the Code) over such investment property;

(d) Letter-of-Credit Rights. If the Grantors (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $1,000,000 or more in the aggregate, then the applicable Grantor or the Grantors shall promptly (and in any event within three (3) Business Days after becoming a beneficiary), notify Agent, in writing, thereof and, promptly (and in any event within ten (10) Business Days or such longer period as Agent may agree), upon the request of Agent, use commercially reasonable efforts to enter into a tri-party agreement with Agent and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Agent and directing all payments thereunder to Agent’s Account.;
(e) Commercial Tort Claims. If the Grantors (or any of them) obtain Commercial Tort Claims having a value, or involving an asserted claim, in the amount of $1,000,000 or more in the aggregate for all Commercial Tort Claims, then the applicable Grantor or Grantors shall promptly (and in any event within three (3) Business Days of obtaining such Commercial Tort Claim), notify Agent, in writing, upon incurring or otherwise obtaining such Commercial Tort Claims and, promptly (and in any event within ten (10) Business Days or such longer period as Agent may agree), amend Schedule 2 to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims and which is otherwise reasonably satisfactory to Agent, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things reasonably deemed necessary by Agent to protect Agent’s security interest therein;
(f) Government Contracts. If any Account or Chattel Paper arises out of a contract or contracts constituting ABL Priority Collateral with the United States or any department, agency, or instrumentality thereof (other than with respect to Excluded Assets), the Grantors shall promptly (and in any event within ten (10) Business Days of the creation thereof) notify Agent, in writing, thereof and, promptly (and in any event within ten (10) Business Days or such longer period as Agent may agree) upon the request of Agent, execute an assignment instrument in substantially the form of Exhibit F hereto, and take any steps reasonably required by Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Agent, for the benefit of the Secured Parties;
(g) Intellectual Property.
(i) In order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements, or supplements thereto, to further evidence Agent’s Lien on such Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby, including, commencing on the six-month anniversary hereof and each six-month anniversary hereafter documentation sufficient to perfect Agent’s Liens on such Intellectual Property or Intellectual Property License for all new Patents or Trademarks that are registered or the subject of pending applications for registrations, and of all exclusive Intellectual Property Licenses that are material to the conduct of such Grantor’s business, in each case, which were entered into, acquired, registered, or for which applications for registration were filed by any Grantor during the immediately preceding six-month period and any statement of use or amendment to allege use was filed with respect to intent-to-use trademark applications. In the case of such registrations or applications therefor, which were acquired by any Grantor, each such Grantor shall file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Intellectual Property or, if requested by Agent, promptly deliver such documents to Agent;

(ii) Each Grantor shall have the duty, with respect to all Intellectual Property owned by such Grantor (whether now existing or hereafter required) that is material to and necessary in the conduct of such Grantor’s business, to take all reasonable and necessary measures to protect and diligently enforce and defend at such Grantor’s expense all of such Intellectual Property, including (A) to diligently enforce and defend, including promptly suing for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and filing for opposition, interference, and cancellation against conflicting Intellectual Property rights of any Person, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability. Each Grantor further agrees not to abandon any Intellectual Property or terminate any Intellectual Property License that is material to and necessary in the conduct of such Grantor’s business. Each Grantor hereby agrees to take the steps described in this Section 6(g)(ii) with respect to all new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled that is material to and necessary in the conduct of such Grantor’s business;
(iii) Each Grantor acknowledges and agrees that the Secured Parties shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor. Without limiting the generality of this Section 6(g)(iii), each Grantor acknowledges and agrees that no member of the Secured Parties shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but any member of the Secured Parties may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys, agents and other professionals) shall be for the sole account of Parent;
(iv) Anything to the contrary in this Agreement notwithstanding, in no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency in another country without giving Agent written notice thereof at least three (3) Business Days prior to such filing and complying with Section 6(g)(i). Upon receipt from the United States Copyright Office of notice of registration of any Copyright, each Grantor shall promptly (but in no event later than three (3) Business Days following such receipt or such longer period as Agent may agree) notify Agent in writing of such registration by delivering, or causing to be delivered, to Agent, documentation sufficient for Agent to perfect Agent’s Liens on such Copyright. If any Grantor acquires from any Person any Copyright registered with the United States Copyright Office or an application to register any Copyright with the United States Copyright Office, such Grantor shall promptly (but in no event later than three (3) Business Days following such acquisition) notify Agent, in writing, of such acquisition and deliver, or cause to be delivered, to Agent, documentation sufficient to perfect Agent’s Liens on such Copyright. In the case of such Copyright registrations or applications therefor which were acquired by any Grantor, each such Grantor shall promptly (but in no event later than three (3) Business Days following such acquisition or such longer period as Agent may agree) file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Copyrights;

(v) Each Grantor shall take reasonable steps to maintain the confidentiality of, and otherwise protect and enforce its rights in, the Intellectual Property that is material to and necessary in the conduct of such Grantor’s business, including, as applicable (A) protecting the secrecy and confidentiality of its confidential information and trade secrets by having and enforcing a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements; (B) taking actions reasonably necessary to ensure that no trade secret falls into the public domain; and (C) protecting the secrecy and confidentiality of the source code of all software programs and applications of which it is the owner or licensee by having and enforcing a policy requiring any licensees (or sublicensees) of such source code to enter into license agreements with commercially reasonable use and non-disclosure restrictions;
(vi) No Grantor shall enter into any Intellectual Property License to receive any license or rights in any Intellectual Property of any other Person unless such Grantor has used commercially reasonable efforts to permit the assignment of or grant of a security interest in such Intellectual Property License (and all rights of Grantor thereunder) to Agent (and any transferees of Agent);
(h) Investment Related Property.
(i) If any Grantor shall acquire, obtain, receive or become entitled to receive any Pledged Interests after the date hereof, it shall promptly (and in any event within three (3) Business Days of acquiring or obtaining such Collateral) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;
(ii) Upon the occurrence and during the continuance of an Event of Default, following the request of Agent, all sums of money and property paid or distributed in respect of the Investment Related Property that are received by any Grantor shall be held by the Grantors in trust for the benefit of Agent segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Agent in the exact form received;
(iii) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests if the same is prohibited pursuant to the Loan Documents;

(iv) Each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the Security Interest on the Investment Related Property or to effect any sale or transfer thereof; and
(v) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Interests issued pursuant to such agreement (A) to the extent that (x) the such Pledged Interests are “securities” for purposes of Articles 8 and 9 of the Code or (y) that the applicable Pledged Company has elected to have such Pledged Interests treated as “securities” for such purposes, shall be certificated, (B) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (C) do not and will not constitute investment company securities, and (D) are not and will not be held by such Grantor in a securities account.
(i) Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property with a fair market value in excess of $1,000,000 it (i) will promptly notify Agent, in writing, of the acquisition of such Real Property and (ii) will grant to Agent, for the benefit of the Secured Parties, a Mortgage on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance reasonably satisfactory to Agent, in connection with the grant of such Mortgage as Agent shall request in its Permitted Discretion, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable and documented attorneys’, agents’ and professional advisors’ fees and expenses) incurred in connection therewith;
(j) Transfers and Other Liens. No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any Grantor, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents;
(k) Controlled Accounts.
(i) Each Grantor shall (A) establish and maintain cash management services of a type and on terms reasonably satisfactory to Agent at one or more of the banks set forth on Schedule 8 (each a “Controlled Account Bank”), and shall take reasonable steps to ensure that all of its and its Subsidiaries’ Account Debtors forward payment of the amounts owed by them directly to such Controlled Account Bank, and (B) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of their Collections (including those sent directly by their Account Debtors to a Grantor) into one or more bank accounts of such Grantor (each, a “Controlled Account”) at one of the Controlled Account Banks.

(ii) Each Grantor shall establish and maintain Controlled Account Agreements with Agent and the applicable Controlled Account Bank, in form and substance reasonably acceptable to Agent. Each such Controlled Account Agreement shall provide, among other things, that (A) the Controlled Account Bank will comply with any instructions originated by Agent directing the disposition of the funds in such Controlled Account without further consent by the applicable Grantor, (B) the Controlled Account Bank waives, subordinates, or agrees not to exercise any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (C) upon the instruction of Agent (an “Activation Instruction”), the Controlled Account Bank will forward by daily sweep all amounts in the applicable Controlled Account to the Agent’s Account and all such amounts shall be applied in accordance with Section 2.4(b) of the Credit Agreement. Agent agrees not to issue an Activation Instruction with respect to the Controlled Accounts except during a Trigger Period. Agent agrees to use commercially reasonable efforts to rescind an Activation Instruction (or, if the Activation Instruction can not be rescinded, replace the Controlled Account Agreement with an identical un-activated Controlled Account Agreement or a similar Controlled Account Agreement in form and substance reasonably acceptable to Agent) (the “Rescission”) upon termination of a Trigger Period; provided that no such Rescission shall be required if more than 3 Trigger Periods have existed.
(iii) So long as no Default or Event of Default has occurred and is continuing, Parent may add or replace a Controlled Account Bank or Controlled Account (subject to Section 6(q)); provided, however, that (A) such prospective Controlled Account Bank shall be reasonably satisfactory to Agent, and (B) prior to the time of the opening of such Controlled Account, the applicable Grantor and such prospective Controlled Account Bank shall have executed and delivered to Agent a Controlled Account Agreement. Each Grantor shall close any of its Controlled Accounts (and establish replacement Controlled Account accounts in accordance with the foregoing sentence) as promptly as practicable and in any event within 45 days of notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Controlled Account Bank with respect to Controlled Account Accounts or Agent’s liability under any Controlled Account Agreement with such Controlled Account Bank is no longer acceptable in Agent’s Permitted Discretion.
(iv) Notwithstanding the foregoing, except during the occurrence and continuance of an Event of Default and then upon request of Agent, no Control Agreement or Controlled Account Agreement shall be required with respect to any Excluded Account.
(l) [Reserved]
(m) Vessels. For each Vessel, Grantor shall deliver to Agent on the Closing Date and, thereafter, no later than ten (10) Business Days after any Grantor obtains title to any Vessel:
(i) A copy of one or more certificates of ownership (CG-1330) issued by the National Vessel Documentation Center (“NVDC”) showing the Vessel Fleet Mortgage as an encumbrance of record on each owned Vessel listed in Schedule 7a;

(ii) abstracts of title issued by the NVDC dated not earlier than seven days prior to the Closing Date for each Vessel owned by any Grantor together with copies of each such Vessel’s current certificate of documentation and copies of the documents disclosed by such search and evidence reasonably satisfactory to Agent that the Vessels are duly documented in the name of the respective Grantor and qualified for the coastwise trade, and the Liens (other than Permitted Liens) indicated by such abstracts shall have been released or appropriate arrangements reasonably acceptable to the Administrative Agent have been made for such release;
(iii) arrangements reasonably satisfactory to Agent shall have been made to have the notice referred to in Section 6 of Article II of such Vessel Fleet Mortgage placed on such Vessel within 45 days after the Closing Date;
(iv) copies of insurance cover notes and evidence of entry of each Vessel in a protection and indemnity club, together with a broker’s letter, describing all Vessel insurances in detail, in form and substance reasonably satisfactory to Agent;
(v) counterpart of an Assignment of Insurances (together with notices of assignment and loss payable clauses) with respect to the Vessels, in each case duly executed and delivered by the record owner(s) of such Vessels and Agent; and
(vi) the material Chartered Vessel Documents relating to the Chartered Vessels.
(n) Pledged Notes. Upon the occurrence and during the continuance of an Event of Default, Grantors (i) without the prior written consent of Agent, will not (A) waive or release any obligation of any Person that is obligated under any of the Pledged Notes, (B) take or omit to take any action or knowingly suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under the Pledged Notes, or (C) other than Permitted Dispositions, assign or surrender their rights and interests under any of the Pledged Notes or terminate, cancel, modify, change, supplement or amend the Pledged Notes, and (ii) shall provide to Agent copies of all material written notices (including notices of default) given or received with respect to the Pledged Notes promptly after giving or receiving such notice.
(o) Accounts.
(i) No credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any Account Debtor, except in the ordinary course of a Grantor’s business in accordance with practices and policies or as otherwise disclosed to Agent. So long as no Event of Default has occurred and is continuing, the Grantors may settle, adjust or compromise any claim, offset, counterclaim or dispute with any Account Debtor. At any time that an Event of Default has occurred and is continuing, Agent shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with Account Debtors or grant any credits, discounts or allowances.
(ii) Agent shall have the right at any time or times, in the name of any applicable Grantor, in Agent’s name or in the name of a nominee of Agent, to verify the validity, amount or any other matter relating to any Accounts or other Collateral, by mail, telephone, facsimile transmission or otherwise, and each Grantor shall cooperate fully with Agent in an effort to facilitate and promptly conclude any such verification process.

(p) Inventory. With respect to the Inventory of each Grantor:
(i) Except where the failure to do so could not reasonably be expected to result in a Material Adverse Change, each Grantor shall at all times maintain inventory records reasonably satisfactory to Agent, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory and such Grantor’s cost therefore and daily withdrawals therefrom and additions thereto;
(ii) Except where the failure to do so could not reasonably be expected to result in a Material Adverse Change, the Grantors shall produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); and
(iii) Each Grantor assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory.
(q) Equipment. With respect to the Equipment of each Grantor:
(i) Such Grantor has good and marketable title thereto (except for minor defects in title to Equipment that do not materially interfere with its ability to conduct its business as currently conducted or to use such Equipment for its intended purpose); and
(ii) All material Equipment that is necessary and useful in the proper conduct of its business is in good working order and condition, ordinary wear, tear, and casualty and condemnation excepted and Permitted Dispositions excepted, except where the failure to do so could not reasonably be expected to result in a Material Adverse Change.
(r) Property. Each Grantor covenants and agrees that, upon entering any real property lease with annual aggregate rent exceeding $1,000,000 in respect of a property or properties at which any Collateral will be located from time to time, it (i) will promptly notify Agent, in writing, of such lease and (ii) shall use commercially reasonable efforts to promptly (and in any event within 90 days after the date of such lease), deliver to Agent, a Collateral Access Agreement from the lessor of such premises.
(s) Updated Collateral Information. Such Grantor shall promptly furnish to Agent from time to time upon Agent’s reasonable request, such updates to the information disclosed pursuant to this Agreement, including any of Schedules 1 through 9 hereto, such that such updated information and exhibits are true and correct as of the date so furnished; provided that only one such request may be made per fiscal year unless an Event of Default shall have occurred and be continuing.

7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated.
(a) Credit Agreement. In the event of any conflict between any one or more provisions in this Agreement and one or more provisions in the Credit Agreement, such provisions of the Credit Agreement shall control.
(b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Agent hereunder. In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control.
(c) Vessel Fleet Mortgages. In the event of any conflict between any one or more provisions in this Agreement and one or more provisions in a Vessel Fleet Mortgage, such provisions of this Agreement shall control.
8. Further Assurances.
(a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Agent may reasonably request, in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.
(b) Each Grantor authorizes the filing by Agent (with no obligation) of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.
(c) Each Grantor authorizes Agent (with no obligation) at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with this Agreement.
(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

9. Agent’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, Agent (or its designee) without obligation (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of Agent or any of its nominees.
10. Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:
(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;
(b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;
(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;
(d) to file any claims or take any action or institute any proceedings which Agent may deem necessary for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any Collateral;
(e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;
(f) to use any Intellectual Property or exercise any rights under Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and
(g) Agent, on behalf of the Secured Parties, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.
11. Agent May Perform. If any Grantor fails to perform any agreement contained herein, Agent may, but shall not be obligated to, itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.
12. Agent’s Duties. The powers conferred on Agent hereunder are solely to protect Agent’s security interest in the Collateral, for the benefit of the Secured Parties, and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.
13. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuance of an Event of Default, Agent or Agent’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Agent, for the benefit of the Secured Parties, or that Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the applicable Loan Documents.
14. Disposition of Pledged Interests by Agent.
(a) None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (i) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (ii) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

(b) Nothing contained in this Agreement shall be construed to grant, directly or indirectly, to Agent or any Lender any interest in any Pledged Interest that would cause such Pledged Interest to be owned or controlled by a Person who is not a “citizen of the United States” within the meaning of 46 U.S.C. § 50501 (a) and (d), qualified to operate in the coastwise trade of the United States.
15. Voting and Other Rights in Respect of Pledged Interests.
(a) Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with three (3) Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Agent hereunder or under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable.
(b) Except as otherwise permitted under the Loan Documents, for so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent, the other members of the Secured Parties, or the value of the Pledged Interests.
16. Remedies. Upon the occurrence and during the continuance of an Event of Default:
(a) Agent may, and, at the instruction of the Required Lenders, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Each

Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code. Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.
(b) Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s Intellectual Property, including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Agent.
(c) Agent may, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts in which Agent’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Agent, and (ii) with respect to any Grantor’s Securities Accounts in which Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Agent.
(d) Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.
(e) Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Agent.

17. Remedies Cumulative. Each right, power, and remedy of Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent of any or all such other rights, powers, or remedies.
18. Marshaling. Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.
19. Indemnity and Expenses.
(a) Each Grantor agrees to indemnify Agent and the other members of the Lender Group in each case, to the extent the Borrower would be required to do so pursuant to Section 10.3 of the Credit Agreement. This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.
(b) Grantors, jointly and severally, shall, in accordance with the terms of the Credit Agreement, pay to Agent (or Agent may charge to the Loan Account) all the Lender Group Expenses which Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.
20. Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each Grantor to which such amendment applies.

21. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement or Guaranty, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.
22. Continuing Security Interest: Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full in accordance with the provisions of Section 26(f), (b) be binding upon each Grantor, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon the indefeasible payment and performance in full of the Secured Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Security Interest granted hereby and this Agreement shall terminate and all rights to the Collateral shall revert to the Grantors or any other Person entitled thereto. At such time, and at the expense of the Grantors, Agent will file or authorize the filing of appropriate termination statements or other documents to terminate such Security Interests and will return to the Grantors any Collateral in its possession and take any other steps reasonably necessary to terminate the Security Interests created hereunder or in connection herewith. Upon the consummation of any sale of Collateral to any third party pursuant to a transaction permitted by the Credit Agreement or the other Loan Documents, the Security Interest granted hereby with respect to such Collateral shall terminate and Agent shall, at the request and at the expense of the applicable Grantor, provide evidence of such termination. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional Advances or other loans made by any Lender to Parent, nor the taking of further security, nor the retaking or re-delivery of the Collateral to any Grantor by Agent, nor any other act of the Secured Parties, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

23. Governing Law.
(a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS, LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23(b).
(c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
24. New Subsidiaries. If, pursuant to Section 5.11 of the Credit Agreement, Parent is required to cause any Subsidiary that has not previously guaranteed the obligations of Borrower under the Credit Agreement to provide such a guaranty, upon the execution and delivery of a Joinder by any such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.
25. Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of each member of the Secured Parties.

26. Miscellaneous.
(a) This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.
(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
(c) Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
(d) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any Secured Party or any Grantor, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
(e) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
(f) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds (or, (i) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Letter of Credit Collateralization, and (ii) in the case of obligations with respect to Bank Products (other than Hedge Obligations), providing Bank Product Collateralization) of all of the Secured Obligations (including the payment of any Lender Group Expenses that have accrued irrespective of whether demand has been made therefor and the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Secured Obligations) under Hedge Agreements provided by Hedge Providers) other than (A) Contingent Obligations, (B) any Bank Product Obligations (other than Hedge Obligations) that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding without being required to be repaid or cash collateralized, and (C) any Hedge Obligations that, at such time, are allowed by the applicable Hedge Provider to remain outstanding without being required to be repaid. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.
(g) All of the annexes, schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.
27. Secured Note Priority Collateral; Etc. Notwithstanding anything herein to the contrary, prior to the Discharge of All Notes Obligations (as defined in the Intercreditor Agreement), the requirements of this Agreement to deliver or grant control over Secured Notes Priority Collateral to Agent shall be deemed satisfied by delivery of or the granting of control over such Secured Note Priority Collateral to the Notes Agents (as defined in the Intercreditor Agreement) as bailee for Agent pursuant to the Intercreditor Agreement. Prior to the Discharge of All Notes Obligations, each Grantor agrees that, in the event any Grantor, pursuant to the Notes Security Documents (as defined in the Intercreditor Agreement), takes any action to grant or perfect a Lien in favor of the Notes Agent in any assets, such Grantor shall also take such action to grant or perfect a Lien (subject to the Intercreditor Agreement) in favor of Agent to secure the Secured Obligations without request of Agent. Notwithstanding anything herein to the contrary, prior to the Discharge of All Notes Obligations (as defined in the Intercreditor Agreement), to the extent any Lien purported to be granted in any Secured Notes Priority Collateral is not or ceases to be a perfected Lien in favor of the Notes Agents under the applicable Notes Security Documents, the Grantors shall have no obligations to take any actions to perfect Agent’s Liens on such Collateral and all representations, warranties and covenants in this Agreement shall be subject to the provisions and qualifications set forth in this Section 27.
[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	HORIZON LINES, INC.

By:

Name:

Title:

HORIZON LINES, LLC

By:

Name:

Title:

AERO LOGISTICS, LLC

By:

Name:

Title:

HAWAII STEVEDORES, INC.

By:

Name:

Title:

HORIZON LINES HOLDING CORP.

By:

Name:

Title:

HORIZON LINES OF ALASKA, LLC

By:

Name:

Title:

Horizon Lines
Security Agreement

HORIZON LINES OF GUAM, LLC

By:

Name:

Title:

HORIZON LINES OF PUERTO RICO, INC.

By:

Name:

Title:

HORIZON LINES VESSELS, LLC

By:

Name:

Title:

HORIZON LOGISTICS, LLC

By:

Name:

Title:

HORIZON SERVICES GROUP, LLC
By:

Name:

Title:

SEA-LOGIX, LLC

By:

Name:

Title:

Horizon Lines
Security Agreement

AGENT:	WELLS FARGO CAPITAL FINANCE, LLC

By:

Name:

Title:

Horizon Lines
Security Agreement

SCHEDULE 1
NOTICE ADDRESS FOR ALL GRANTORS

c/o

Attention:

Facsimile:

INFORMATION AND COLLATERAL LOCATIONS OF
{Insert name of applicable Grantor}

I. Name of Grantor:

II. State of Incorporation or Organization:

III. Type of Entity:

IV. Organizational Number assigned by State of Incorporation or Organization:

V. Federal Identification Number:

VI. Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:	Attention:

VII. Locations of Collateral (identifying location of books and records):

(a) Properties Owned by the Grantor:

(b) Properties Leased by the Grantor or other related entity (Include Landlord’s Name):

(c) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

VIII. Other names used within past five years:
INFORMATION AND COLLATERAL LOCATIONS OF
{Insert name of applicable Grantor}

I. Name of Grantor:

II. State of Incorporation or Organization:

III. Type of Entity:

IV. Organizational Number assigned by State of Incorporation or Organization:

V. Federal Identification Number:

VI. Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:	Attention:

VII. Locations of Collateral:

(a) Properties Owned by the Grantor:

(b) Properties Leased by the Grantor or other related entity (Include Landlord’s Name):

(c) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

VIII. Other names used within past five years:
[NOTE: ADD ADDITIONAL INFORMATION PAGE FOR EACH GRANTOR]

SCHEDULE 2
COMMERCIAL TORT CLAIMS
[include specific case caption or descriptions per Official Code Comment 5 to Section 9-108 of the Code]

SCHEDULE 3
INTELLECTUAL PROPERTY

Copyright Registrations

Registration
Grantor	Country	Copyright	Registration No.	Date

Copyright Licenses
Patents

Application/
Grantor	Country	Patent	Patent No.	Filing Date

Patent Licenses
Trademark Registrations/Applications

Application/
Grantor	Country	Mark	Registration No.	App/Reg Date

Trade Names
Common Law Trademarks
Trademarks Not Currently In Use
Trademark Licenses

SCHEDULE 4
LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY
STOCKS

	Issuer				Percentage of
Name of	(“Pledged	Certificate	Number of		Outstanding
Grantor	Companies”)	Number(s)	Shares	Class of Stock	Shares

BONDS

Coupon Rate (if
Name of Grantor	Issuer	Number	Face Amount	applicable)	Maturity

GOVERNMENT SECURITIES

Name of
Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Percentage Ownership
Name of Grantor	Issuer	Description of Collateral	Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

SCHEDULE 5
LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdictions

SCHEDULE 6
CERTAIN CHASSIS

SCHEDULE 7a
VESSELS
Mortgaged Vessels
All other Vessels

SCHEDULE 7b
VESSEL INSURANCE

SCHEDULE 8
DEPOSIT ACCOUNTS

Description of
Deposit
			Check here if		Account if not a
			Deposit	Check here if	Collateral
			Account is a	Deposit	Deposit
			Collateral	Account is a	Account or
Name of	Name of	Account	Deposit	Collection	Collection
Grantor	Institution	Number	Account	Account	Account

SECURITIES ACCOUNTS

Description of
Deposit
			Check here if		Account if not a
			Deposit	Check here if	Collateral
			Account is a	Deposit	Deposit
			Collateral	Account is a	Account or
Name of	Name of	Account	Deposit	Collection	Collection
Grantor	Institution	Number	Account	Account	Account

LOCK BOXES

Name of Grantor	Name of Institution	Lock Box Number

SCHEDULE 9
NEGOTIABLE COLLATERAL

ANNEX 1 TO SECURITY AND PLEDGE AGREEMENT
FORM OF JOINDER
Joinder No.  _____  (this “Joinder”), dated as of                       _____, 201_____  by and among                     , a                                          (the “New Subsidiary”) and WELLS FARGO CAPITAL FINANCE, LLC, in its capacity as agent for the Secured Party and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement dated as of October [_], 2011 (as amended, supplemented, extended, renewed, replaced, refunded, refinanced or otherwise modified from time to time, the “Credit Agreement”) by and among HORIZON LINES, INC., a Delaware corporation, as parent guarantor (“Parent”), HORIZON LINES, LLC, a Delaware corporation, as borrower (“Borrower”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Secured Party has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and
WHEREAS, pursuant to Section 5.11 of the Credit Agreement, the New Subsidiary is required to execute, among other documents, this Joinder in order to become a (a) Guarantor under the Guaranty; (b) Grantor under the Security Agreement; and (c) party to the Intercreditor Agreement; and
WHEREAS, the New Subsidiary (a) is a Subsidiary of the Parent and, as such, will benefit by virtue of the financial accommodations extended to the Borrower by the Secured Party and (b) by becoming a Loan Party will benefit from certain rights granted to the Loan Parties pursuant to the terms of the Loan Documents;
NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Subsidiary hereby agrees as follows:
1. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.
2. The New Subsidiary, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and the New Subsidiary hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary does hereby unconditionally grant to Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest in and to all of such New Subsidiary’s right, title and interest in and to the Collateral. The Schedule attached hereto supplement each of the respective Schedules to the Security Agreement.

Each reference to a “Grantor” in the Security Agreement and the other Loan Documents shall be deemed to include the New Subsidiary. The Security Agreement is incorporated herein by reference. The New Subsidiary authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. The New Subsidiary also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.
3. The New Subsidiary, by its signature below, becomes a “Guarantor” under the Guaranty with the same force and effect as if originally named therein as a “Guarantor” and the New Subsidiary hereby (a) agrees to all of the terms and provisions of the Guaranty applicable to it as a “Guarantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Guarantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary does hereby, jointly and severally together with the other Guarantors, guaranty to Agent, for the benefit of the Secured Party, as provided in the Guaranty, the prompt payment and performance of the Guarantied Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof. Each reference to a “Guarantor”, the “Guarantors”, a “Guarantor” or the “Guarantors” in the Guaranty and the other Loan Documents shall be deemed to include the New Subsidiary. The Guaranty is incorporated herein by reference.
4. The New Subsidiary, by its signature below, becomes a party to the [Intercreditor Agreement/other applicable agreements] and the New Subsidiary hereby (a) agrees to all of the terms and provisions of [Intercreditor Agreement/other applicable agreements] applicable to it as a “[Borrower/Guarantor/Grantor]” thereunder and (b) represents and warrants that the representations and warranties made by it as a “[Guarantor/Grantor]” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. Each reference to a “[Borrower/Guarantor/Grantor]” in the [Intercreditor Agreement /other applicable agreements] shall be deemed to include the New Subsidiary.
5. The New Subsidiary represents and warrants to Agent and the Secured Parties that this Joinder has been duly executed and delivered by such New Subsidiary and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
6. This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

7. The Security Agreement, as supplemented hereby, shall remain in full force and effect.
8. THE VALIDITY OF THIS JOINDER, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
9. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS JOINDER SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. AGENT AND EACH NEW SUBSIDIARY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.
10. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH NEW SUBSIDIARY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS JOINDER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND EACH NEW SUBSIDIARY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS JOINDER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the day and year first above written.

NEW SUBSIDIARY:	[NAME OF NEW SUBSIDIARY]

By:

Name:

Title:

AGENT:	WELLS FARGO CAPITAL FINANCE, LLC

By:

Name:

Title:

Horizon Lines
Security Agreement

EXHIBIT A
COPYRIGHT SECURITY AGREEMENT
This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this  _____  day of                     , 201_, by and among Grantors listed on the signature pages hereof (each a “Grantor”, and collectively, jointly and severally, the “Grantors”), and WELLS FARGO CAPITAL FINANCE, LLC (“WFCF”), in its capacity as agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement dated as October 5, 2011 (as amended, supplemented, extended, renewed, replaced, refunded, refinanced or otherwise modified from time to time, the “Credit Agreement”) by and among HORIZON LINES, INC., a Delaware corporation, as parent guarantor (“Parent”), HORIZON LINES, LLC, a Delaware corporation, as borrower (“Borrower”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Secured Party has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and
WHEREAS, the members of the Secured Party are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Secured Parties, that certain Security Agreement, dated as of October 5, 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and
WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Secured Parties, this Copyright Security Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agree as follows:
1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.
2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby unconditionally grants to Agent, for the benefit of each of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Copyright Collateral”):
(a) all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I;
(b) all renewals or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Copyright or any Copyright exclusively licensed under any Intellectual Property License, including the right to receive damages, or the right to receive license fees, royalties, and other compensation under any Copyright Intellectual Property License.
3. SECURITY FOR SECURED OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Copyright Security Agreement and the Security Agreement, the Security Agreement shall control.
5. AUTHORIZATION TO SUPPLEMENT. Each Grantor shall give Agent prior written notice of no less than three (3) Business Days before filing any additional application for registration of any copyright and prompt notice in writing of any additional copyright registrations granted therefor after the date hereof. Without limiting the Grantors’ obligations under the Loan Documents, each Grantor hereby authorizes Agent to unilaterally modify this Copyright Security Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of each Grantor. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
6. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement. Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Copyright Security Agreement. Any party delivering an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Copyright Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Copyright Security Agreement.

2

7. CONSTRUCTION. This Copyright Security Agreement is a Loan Document. Unless the context of this Copyright Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Copyright Security Agreement refer to this Copyright Security Agreement as a whole and not to any particular provision of this Copyright Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified. Any reference in this Copyright Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.
8. THE VALIDITY OF THIS COPYRIGHT SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
9. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS COPYRIGHT SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

3

10. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS COPYRIGHT SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[signature page follows]

4

IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	HORIZON LINES, INC.

By:

Name:

Title:

HORIZON LINES, LLC

By:

Name:

Title:

AERO LOGISTICS, LLC

By:

Name:

Title:

HAWAII STEVEDORES, INC.

By:

Name:

Title:

HORIZON LINES HOLDING CORP.

By:

Name:

Title:

HORIZON LINES OF ALASKA, LLC

By:

Name:

Title:

Horizon Lines
Security Agreement

HORIZON LINES OF GUAM, LLC

By:

Name:

Title:

HORIZON LINES OF PUERTO RICO, INC.

By:

Name:

Title:

HORIZON LINES VESSELS, LLC

By:

Name:

Title:

HORIZON LOGISTICS, LLC

By:

Name:

Title:

HORIZON SERVICES GROUP, LLC

By:

Name:

Title:

SEA-LOGIX, LLC

By:

Name:

Title:

2

AGENT:	WELLS FARGO CAPITAL FINANCE, LLC

By:

Name:

Title:

3

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
Copyright Registrations

Registration
Grantor	Country	Copyright	Registration No.	Date

Copyright Licenses

EXHIBIT B
PATENT SECURITY AGREEMENT
This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this  _____  day of                     , 20_____, by and among the Grantors listed on the signature pages hereof (each a “Grantor”, and collectively, jointly and severally, the “Grantors”), and WELLS FARGO CAPITAL FINANCE, LLC (“WFCF”), in its capacity as agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement dated as of October 5, 2011 (as amended, supplemented, extended, renewed, replaced, refunded, refinanced or otherwise modified from time to time, the “Credit Agreement”) by and among HORIZON LINES, INC., a Delaware corporation, as parent guarantor (“Parent”), HORIZON LINES, LLC, a Delaware corporation, as borrower (“Borrower”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Secured Party has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and
WHEREAS, the members of Secured Party are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Secured Parties, that certain Security Agreement, dated as of October 5, 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and
WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Secured Parties, this Patent Security Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.
2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants to Agent, for the benefit of each of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):
(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I;
(b) all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and

(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.
3. SECURITY FOR SECURED OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.
5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto. Each Grantor shall give prompt notice in writing to Agent with respect to any such new patent rights. Without limiting the Grantors’ obligations under the Loan Documents, each Grantor hereby authorizes Agent to unilaterally modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
6. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement. Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement. Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.

2

7. CONSTRUCTION. This Patent Security Agreement is a Loan Document. Unless the context of this Patent Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Patent Security Agreement refer to this Patent Security Agreement as a whole and not to any particular provision of this Patent Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.
8. THE VALIDITY OF THIS PATENT SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
9. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PATENT SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

3

10. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PATENT SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[signature page follows]

4

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	HORIZON LINES, INC.

By:

Name:

Title:

HORIZON LINES, LLC

By:

Name:

Title:

AERO LOGISTICS, LLC

By:

Name:

Title:

HAWAII STEVEDORES, INC.

By:

Name:

Title:

HORIZON LINES HOLDING CORP.

By:

Name:

Title:

HORIZON LINES OF ALASKA, LLC

By:

Name:

Title:

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

HORIZON LINES OF GUAM, LLC

By:

Name:

Title:

HORIZON LINES OF PUERTO RICO, INC.

By:

Name:

Title:

HORIZON LINES VESSELS, LLC

By:

Name:

Title:

HORIZON LOGISTICS, LLC

By:

Name:

Title:

HORIZON SERVICES GROUP, LLC

By:

Name:

Title:

SEA-LOGIX, LLC

By:

Name:

Title:

2

AGENT:	WELLS FARGO CAPITAL FINANCE, LLC

By:

Name:

Title:

3

SCHEDULE I
to
PATENT SECURITY AGREEMENT
Patents

Application/
Grantor	Country	Patent	Patent No.	Filing Date

Patent Licenses

EXHIBIT C
TRADEMARK SECURITY AGREEMENT
This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this  _____  day of                     , 201_, by and among Grantors listed on the signature pages hereof (each a “Grantor”, and collectively, jointly and severally, the “Grantors”), and WELLS FARGO CAPITAL FINANCE, LLC (“WFCF”), in its capacity as agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement dated as of October 5, 2011 (as amended, supplemented, extended, renewed, replaced, refunded, refinanced or otherwise modified from time to time, the “Credit Agreement”) by and among HORIZON LINES, INC., a Delaware corporation, as parent guarantor (“Parent”), HORIZON LINES, LLC, a Delaware corporation, as borrower (“Borrower”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Secured Party has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and
WHEREAS, the members of the Secured Party are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of the Secured Parties, that certain Security Agreement, dated as of October 5, 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and
WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Secured Parties, this Trademark Security Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.
2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby unconditionally grants to Agent, for the benefit of each Secured Party, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):
(a) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I;
(b) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

(c) all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License.
3. SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
4. SECURITY AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Secured Parties, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.
5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Each Grantor shall give prompt notice in writing to Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting the Grantors’ obligations under the Loan Documents, each Grantor hereby authorizes Agent to unilaterally modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
6. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement. Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

2

7. CONSTRUCTION. This Copyright Security Agreement is a Loan Document. Unless the context of this Trademark Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Trademark Security Agreement refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record.
8. THE VALIDITY OF THIS TRADEMARK SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
9. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PATENT SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

3

10. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS TRADEMARK SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[signature page follows]

4

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	HORIZON LINES, INC.

By:

Name:

Title:

HORIZON LINES, LLC

By:

Name:

Title:

AERO LOGISTICS, LLC

By:

Name:

Title:

HAWAII STEVEDORES, INC.

By:

Name:

Title:

HORIZON LINES HOLDING CORP.

By:

Name:

Title:

HORIZON LINES OF ALASKA, LLC

By:

Name:

Title:

Horizon Lines
Trademark Security Agreement

HORIZON LINES OF GUAM, LLC

By:

Name:

Title:

HORIZON LINES OF PUERTO RICO, INC.

By:

Name:

Title:

HORIZON LINES VESSELS, LLC

By:

Name:

Title:

HORIZON LOGISTICS, LLC

By:

Name:

Title:

HORIZON SERVICES GROUP, LLC

By:

Name:

Title:

SEA-LOGIX, LLC

By:

Name:

Title:

2

AGENT: WELLS FARGO CAPITAL FINANCE, LLC

By:

Name:

Title:

3

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
Trademark Registrations/Applications

Application/
Grantor	Country	Mark	Registration No.	App/Reg Date

Trade Names
Common Law Trademarks
Trademarks Not Currently In Use
Trademark Licenses

EXHIBIT D
PLEDGED INTERESTS ADDENDUM
This Pledged Interests Addendum, dated as of                       _____, 201_____  (this “Pledged Interests Addendum”), is delivered pursuant to Section 6 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of October 5, 2011, (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, to WELLS FARGO CAPITAL FINANCE, LLC, as Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement. The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to Agent in the Security Agreement and any pledged company set forth on Schedule I shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.
This Pledged interests Addendum is a Loan Document. Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Pledged Interests Addendum. If the undersigned delivers an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission, the undersigned shall also deliver an original executed counterpart of this Pledged Interests Addendum but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Pledged Interests Addendum.
The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.
THE VALIDITY OF THIS PLEDGED INTERESTS ADDENDUM, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGED INTERESTS ADDENDUM SHALL BE TRIED AND LITIGATED ONLY IN THE STATE, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.
TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PLEDGED INTERESTS ADDENDUM OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGED INTERESTS ADDENDUM MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written.

GRANTORS:	HORIZON LINES, INC.

By:

Name:

Title:

HORIZON LINES, LLC

By:

Name:

Title:

AERO LOGISTICS, LLC

By:

Name:

Title:

HAWAII STEVEDORES, INC.

By:

Name:

Title:

HORIZON LINES HOLDING CORP.

By:

Name:

Title:

HORIZON LINES OF ALASKA, LLC

By:

Name:

Title:

HORIZON LINES OF GUAM, LLC

By:

Name:

Title:

HORIZON LINES OF PUERTO RICO, INC.

By:

Name:

Title:

HORIZON LINES VESSELS, LLC

By:

Name:

Title:

HORIZON LOGISTICS, LLC

By:

Name:

Title:

HORIZON SERVICES GROUP, LLC

By:

Name:

Title:

SEA-LOGIX, LLC

By:

Name:

Title:

AGENT:	WELLS FARGO CAPITAL FINANCE, LLC

By:

Name:

Title:

SCHEDULE I
to
PLEDGED INTERESTS ADDENDUM
Pledged Interests

Percentage
	Name of Pledged	Number of	Class of	of Class	Certificate
Name of Grantor	Company	Shares/Units	Interests	Owned	Nos.

EXHIBIT E
Form of Vessel Fleet Mortgage

EXHIBIT F
FORM OF ASSIGNMENT OF GOVERNMENT CONTRACT
INSTRUMENT OF ASSIGNMENT
ASSIGNMENT (this “Agreement”), dated as of [                    ] by and among [                                        ], with its chief executive offices at 4064 Colony Road, Suite 200, Charlotte, NC 28211 (the “Assignor”) in favor of Wells Fargo Capital Finance, LLC as administrative agent (the “Assignee”), for the ratable benefit of the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement dated as of October 5, 2011 (as the same now exists or may hereafter be amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) by and among Horizon Lines, Inc., a Delaware corporation, as parent guarantor (“Parent”), Horizon Lines, LLC, a Delaware corporation, as borrower (“Borrower”), the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Wells Fargo Capital Finance, LLC, as administrative agent (“Agent”). All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.
STATEMENT OF PURPOSE
WHEREAS, the Secured Parties are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Assignee, for the benefit of the Secured Parties, that certain Security Agreement, dated as of October 5, 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and
WHEREAS, pursuant to the Security Agreement, the Assignor is required to execute and deliver to Assignee, for the benefit of the Secured Parties, this Agreement;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Assignor hereby agrees with the Assignee, for itself and the ratable benefit of the Secured Parties, as follows:
SECTION 1. Assignment. The Assignor hereby sells, assigns and transfers to the Assignee, for itself and the ratable benefit of the Secured Parties, all of the Assignor’s rights, title and interest in and to all moneys due and to become due from the United States of America, or from any Agency or Department thereof, together with all rights to receive the same, under a certain Contract No. [                    ], dated as of [                    ] (as amended, restated, supplemented or otherwise modified from time to time, the “Contract”) between the United States of America acting through [                    ] and the Assignor, including any letter of intent, letter of award, letter of acceptance of bid or proposal, informal or incomplete contract or agreement, order, authorization to commence performance or similar instrument or communication made or received by the Assignor in anticipation of or in connection with the Contract.

SECTION 2. Direction of Payment. The Assignor hereby authorizes and directs the United States of America to make all payments due under the Contract directly to the Assignee, in accordance with any payment instructions received therefrom, by checks or other orders, payable to the Assignee, and constitutes and appoints the Assignee its true and lawful attorney, irrevocably with full power of substitution for it, in its name or in the name of the Assignor or otherwise, to ask, require, demand and receive and give acquittance for any and all said monies due or to become due, and to endorse the name of the Assignor on any checks, drafts or other orders for the payment of money payable to the Assignor in payment thereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

[ ], as Assignor

By:

Name:

Title:

ATTEST:

By:
Name:

Title: [Assistant] Secretary[1]
(Affix Corporate Seal)2
STATE OF
COUNTY OF
On the  _____  day of                     , 20_____  before me personally appeared                      to me known, who, being by me duly sworn, did say that he is the                                           of [                                        ], Inc.; and that he signed his name thereto by his free act and deed and acknowledged the said Assignment to be the free act and deed of said corporation.

Notary Public
My Commission Expires:

[1]	Must be the secretary or an assistant secretary.

[2]	Must (a) include the corporate seal or (b) attach a corporate resolution authorizing the assignment.

NOTICE OF ASSIGNMENT OF GOVERNMENT CONTRACT
Dated as of:
TO: [                    ]3
        [Address]
Reference is made to Contract No. [                                        ], dated as of [                    ] (as amended, restated, supplemented or otherwise modified from time to time, the “Contract”), between the United States of America acting through [                                         ]4 and [                                        ], with its chief executive offices at 4064 Colony Road, Suite 200, Charlotte, NC 28211 (the “Assignor”).
Moneys due or to become due under the Contract have been assigned to the undersigned under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. 3727, 41 U.S.C. 15.
A true copy of the Instrument of Assignment, dated as of [                    ] executed by the Assignor in favor of Wells Fargo Capital Finance, LLC, as administrative agent (the “Assignee”) for itself and the ratable benefit of the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement dated as of October 5, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Horizon Lines, Inc., a Delaware corporation as parent guarantor, Horizon Lines, LLC, a Delaware limited liability company, as borrower, the lenders party thereto and Wells Fargo Capital Finance, LLC, as administrative agent, is attached to the original notice.
Payments due or to become due under the Contract should be made to the Assignee.
Please return to the undersigned the three enclosed copies of this Notice of Assignment with appropriate notations showing the date and hour of receipt, and signed by the person acknowledging receipt on behalf of the addressee. Please mail the three copies of this Notice of Assignment and all inquiries and correspondence regarding this matter to the address specified on the signature page hereto.
[Signature Page Follows]

[3]	Include (a) contracting officer or the agency head; (b) surety on any bond applicable to the contract and (c) disbursing officer designated in the contract to make payment

[4]	Government agency, name of office and address

Very truly yours,

WELLS FARGO BANK CAPITAL FINANCE, LLC as Administrative Agent

By:
Name:
Title:

Address of Administrative Agent:
Wells Fargo Bank Capital Finance, LLC
1100 Abernathy Road, Suite 1600
Atlanta, GA 30328
Attention: Loan Portfolio Manager
Fax No. 770-804-0785
[Acknowledgement Follows]

ACKNOWLEDGEMENT
Receipt of the foregoing Notice of Assignment of Government Contract dated as of [                                                            ] from Wells Fargo Capital Finance, LLC, as Administrative Agent, to the undersigned along with the Assignment of Government Contract attached thereto (collectively, the “Assignment Documents”) is hereby acknowledged. The Assignment Documents were received at [                                        ] (a.m.) (p.m.) on [                    ], [                     ].
[                                        ][Government agency]

By:
Name:
Title:

On behalf of: